U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report: September 14, 2005


                               Axeda Systems Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                    000-26287                 23-2763854
(State or Other Jurisdiction of    (Commission File          (IRS Employer
Incorporation or Organization)        Number)                Identification No.)


                 21 Oxford Road, Mansfield, Massachusetts 02048
              (Address and Zip Code of Principal Executive Offices)


                                 (508) 337-9200
                         (Registrant's Telephone Number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|      Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

|_|      Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

|_|      Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events

On September 14, 2005, Axeda Systems Inc. announced that it and its subsidiary, Axeda Systems Operating Company, Inc. (collectively, "Axeda"), have reached agreement with Questra Corporation ("Questra") to settle all pending patent litigation between Axeda and Questra. The press release related to this announcement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The settled litigation includes an action pending in the United States District Court for the District of Massachusetts entitled Axeda Systems Operating Company, Inc. v. Questra Corporation and an action pending in the Northern District of California entitled Questra Corporation v. Axeda Systems Inc. and Axeda Systems Operating Company, Inc. Under the terms of the settlement, the parties have agreed to cross-license the patents that were involved in the litigation and to dismiss the pending claims with prejudice.

The parties have also agreed to a two-year covenant prohibiting the companies from filing against each other any additional patent infringement suits. The parties have agreed to keep the terms of the settlement confidential except to the extent disclosure is required by the securities laws of the United States or any other applicable jurisdiction.

Upon the consummation of the transactions contemplated by the Asset Purchase Agreement dated September 1, 2005, between Axeda and ASOC Acquisition Corp. attached as an Exhibit to Axeda's Form 8-K filing dated September 8, 2005, ASOC Acquisition Corp. shall be deemed a successor to Axeda and shall acquire Axeda's rights under the cross-license agreement executed in connection with the settlement.

Item 9.01         Financial Statements and Exhibits

      (c) Exhibits.

           99.1    Press Release of Axeda Systems Inc. dated September 14, 2005.





                            [SIGNATURE PAGE FOLLOWS]

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                                    Signature


         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Axeda Systems Inc.



Dated: September 20, 2005       By: /s/Karen F. Kupferberg
                                   -------------------------
                                   Karen F. Kupferberg, Chief Financial Officer



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                                  Exhibit Index


Exhibit Number    Description
      99.1*       Press Release dated September 14, 2005.

*  Filed herewith.